Exhibit 23.2

                               CONSENT OF EXPERTS

                 As petroleum engineers, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report included in the Santa Fe Energy Resources, Inc. Annual Report on Form 10-K for the year ended December 31, 1995.

                                                RYDER SCOTT COMPANY
                                                PETROLEUM ENGINEERS

Houston, Texas
July 9, 1996